Leases	6 Months Ended
Jun. 30, 2023
Leases [Abstract]
Leases

Note 14. Leases

Other than the items discussed below, there have been no significant changes regarding the Companies’ leases as described in Note 15 to the Consolidated Financial Statements in the Companies’ Annual Report on Form 10-K for the year ended December 31, 2022.

Dominion Energy’s Consolidated Statements of Income include $6 million and $11 million for the three and six months ended June 30, 2023, respectively, and $7 million and $11 million for the three and six months ended June 30, 2022, respectively, of rental revenue included in operating revenue. Dominion Energy’s Consolidated Statements of Income include $2 million and $3 million for the three and six months ended June 30, 2023, respectively, and $8 million and $17 million for the three and six months ended June 30, 2022, respectively, of depreciation expense included in depreciation, depletion and amortization related to facilities subject to power purchase agreements under which Dominion Energy is the lessor.

Offshore Wind Vessel Leasing Arrangement

In December 2020, Dominion Energy signed an agreement (subsequently amended in December 2022 and May 2023) with a lessor to complete construction of and lease a Jones Act compliant offshore wind installation vessel. This vessel is designed to handle current turbine technologies as well as next generation turbines. The lessor is providing equity and has obtained financing commitments from debt investors, totaling $625 million, to fund the estimated project costs. The project is expected to be completed in late 2024 or early 2025. Dominion Energy has been appointed to act as the construction agent for the lessor, during which time Dominion Energy will request cash draws from the lessor and debt investors to fund all project costs, which totaled $367 million as of June 30, 2023. If the project is terminated under certain events of default, Dominion Energy could be required to pay up to 100% of the then funded amount.

The initial lease term will commence once construction is substantially complete and the vessel is delivered and will mature in November 2027. At the end of the initial lease term, Dominion Energy can (i) extend the term of the lease for an additional term, subject to the approval of the participants, at current market terms, (ii) purchase the property for an amount equal to the outstanding project costs or, (iii) subject to certain terms and conditions, sell the property on behalf of the lessor to a third party using commercially reasonable efforts to obtain the highest cash purchase price for the property. If the project is sold and the proceeds from the sale are insufficient to repay the investors for the outstanding project costs, Dominion Energy may be required to make a payment to the lessor for the difference between the outstanding project costs and sale proceeds. Dominion Energy is not considered the owner during construction for financial accounting purposes and, therefore, will not reflect the construction activity in its consolidated financial statements. Dominion Energy expects to recognize a right-of-use asset and a corresponding finance lease liability at the commencement of the lease term. Dominion Energy will be considered the owner of the leased property for tax purposes, and as a result, will be entitled to tax deductions for depreciation and interest expense.